Exhibit 99(a)(2)

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. When considering what action you should take, you are recommended immediately to seek your own financial advice from your stockbroker, bank manager, solicitor, accountant or other independent financial adviser who, if you are taking advice in Ireland, is authorised or exempted under the Investment Intermediaries Act, 1995 or the Stock Exchange Act, 1995 or, if you are taking advice in the United Kingdom, is authorised pursuant to the Financial Services and Markets Act 2000 of the United Kingdom.

If you have sold or otherwise transferred all your JSG ADSs (as defined below), please pass this document and all accompanying documents as soon as possible to the purchaser or transferee, or to the bank, stockbroker or other agent through whom the sale or transfer was effected for transmission to the purchaser or transferee. However, such documents must not be distributed, forwarded or otherwise transmitted in or into any jurisdiction where it would be unlawful to do so.

Deutsche Bank, which is regulated in the United Kingdom by the Financial Services Authority, is acting for Madison Dearborn Partners, L.L.C. and MDCP Acquisitions I ("Purchaser") and no one else in connection with the Offer and will not be responsible to anyone other than Madison Dearborn Partners, L.L.C. and Purchaser for providing the protections afforded to customers of Deutsche Bank, or for providing advice in relation to the Offer. Deutsche Bank Securities Inc., which is a licensed broker-dealer in the United States, is acting as dealer manager in the United States in relation to the Offer.

LETTER OF TRANSMITTAL*

To Accept the Offer for American Depositary Shares
Evidenced by American Depositary Receipts
Pursuant to the Offer Document Dated 5 July 2002
by
MDCP ACQUISITIONS I
an affiliate of
MADISON DEARBORN PARTNERS, L.L.C.

and (outside the United States) by

DEUTSCHE BANK
on its behalf

for

JEFFERSON SMURFIT GROUP PLC

THERE WILL BE AN INITIAL OFFER PERIOD WHICH WILL EXPIRE AT 1.00 P.M. (DUBLIN TIME), 8.00 A.M. (NEW YORK CITY TIME), ON 6 AUGUST 2002 UNLESS EXTENDED (THE "INITIAL OFFER PERIOD"). AT THE CONCLUSION OF THE INITIAL OFFER PERIOD, INCLUDING ANY EXTENSION THEREOF, IF ALL CONDITIONS OF THE OFFER HAVE BEEN SATISFIED OR, WHERE PERMITTED, WAIVED, THE OFFER WILL BE EXTENDED FOR A SUBSEQUENT OFFER PERIOD OF AT LEAST 14 CALENDAR DAYS (THE "SUBSEQUENT OFFER PERIOD"). HOLDERS OF AMERICAN DEPOSITARY SHARES OF JEFFERSON SMURFIT GROUP PLC ("JSG"), EACH REPRESENTING TEN JSG SHARES ("JSG ADSs" AND, TOGETHER WITH THE ORDINARY SHARES OF JSG, "JSG SECURITIES") WILL HAVE THE RIGHT TO WITHDRAW THEIR ACCEPTANCES OF THE OFFER DURING THE INITIAL OFFER PERIOD, INCLUDING ANY EXTENSION THEREOF, BUT NOT DURING THE SUBSEQUENT OFFER PERIOD, EXCEPT IN CERTAIN LIMITED CIRCUMSTANCES.

*    The Offer described in the Offer Document is final and will not be raised, except that in the event a competitive situation arises or an alternative third party proposal is made, Purchaser reserves the right to revise any term of the Offer.

DESCRIPTION OF JSG ADSs TENDERED

Name(s) & Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on ADR(s))	ADS(s) Tendered (Attach additional list if necessary)

	ADR Number(s)	Total Number of ADSs Represented By ADR(s)	Number of ADSs Tendered*

Total Number of ADSs

* Unless otherwise indicated, it will be assumed that all JSG ADSs evidenced by American Depositary Receipts ("JSG ADRs") delivered to the US Depositary are being tendered. See Instruction 4.

The US Depositary for the Offer is:

JPMorgan Chase Bank

By Mail: JPMorgan Chase Bank c/o EquiServe Corporate Reorganization P.O. Box 43006 Providence, RI 02940-3006	By Overnight Courier: JPMorgan Chase Bank c/o EquiServe Corporate Reorganization 40 Campanelli Drive Braintree, MA 02184	By Hand: JPMorgan Chase Bank c/o Securities & Transfer Reporting Services 100 William St., Galleria New York, NY 10038

            DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE US DEPOSITARY.

            THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

            HOLDERS OF JSG ADSs EVIDENCED BY JSG ADRs WHO WISH TO ACCEPT THE OFFER MAY ELECT TO RECEIVE LOAN NOTES (AS DEFINED IN THE OFFER DOCUMENT) INSTEAD OF SOME OR ALL OF THE CASH CONSIDERATION TO WHICH THEY ARE ENTITLED. IF YOU WISH TO ELECT TO RECEIVE LOAN NOTES, YOU MUST PLACE AN "X" IN THE BOX ENTITLED "LOAN NOTE ALTERNATIVE ELECTION" AND, IF YOU WISH TO RECEIVE LOAN NOTES FOR LESS THAN ALL OF THE CASH CONSIDERATION TO WHICH YOU ARE ENTITLED, STATE THE NUMBER OF JSG ADSs FOR WHICH YOU WISH TO RECEIVE LOAN NOTES. The Loan Note Alternative is not being offered in, and it may not be accepted in or from, Australia, the United States or any other jurisdiction where it would be unlawful to do so. The Loan Notes have not been, and will not be, registered under the Securities Act (in the case of the United States) or under any relevant securities laws of any state or other jurisdiction of Australia or the United States and may not be offered, sold, resold, delivered or transferred, directly or indirectly, in or into Australia or the United States, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act (in the case of the United States) and other applicable requirements of such jurisdictions.

            ACCEPTANCE OF THE OFFER IN RESPECT OF JSG ORDINARY SHARES ("JSG SHARES") (EXCEPT INSOFAR AS THEY ARE REPRESENTED BY JSG ADSs EVIDENCED BY JSG ADRs) CANNOT BE MADE BY MEANS OF THIS LETTER OF TRANSMITTAL. If you hold JSG Shares that are not represented by JSG ADSs, you can obtain a Form of Acceptance for accepting the Offer in respect of those JSG Shares from the Information Agent or the Irish Receiving Agent. See Instruction 13 of this Letter of Transmittal.

            This Letter of Transmittal is to be used only if JSG ADRs evidencing JSG ADSs are to be forwarded herewith. Delivery of a Letter of Transmittal, JSG ADRs and any other required documents to the US Depositary by JSG ADS holders will be deemed (without any further action by the US Depositary) to constitute an acceptance of the Offer by such holder with respect to the JSG ADSs evidenced by such JSG ADRs subject to the terms and Conditions set out in the Offer Document dated 5 July 2002 (the "Offer Document") and this Letter of Transmittal. Capitalised terms and certain other terms used in this Letter of Transmittal and not otherwise defined herein shall have the respective meanings assigned to them in the Offer Document.

            In accordance with the operating procedures of the Book-Entry Transfer Facility, JSG ADSs held in book-entry form must be transferred into the US Depositary's account at the Book-Entry Transfer Facility by 4.15 p.m. (New York City time), on the business day immediately preceding the final day of the Initial Offer Period or Subsequent Offer Period, as applicable.

            If a holder of JSG ADSs wishes to accept the Offer and JSG ADRs evidencing such JSG ADSs are not immediately available, or if time will not permit all required documents to reach the US Depositary prior to the expiry of the Subsequent Offer Period, such holder's acceptance of the Offer may nevertheless be effected using the guaranteed delivery procedure set out under "Procedures for accepting the Offer in respect of JSG ADSs—Guaranteed delivery" in paragraph 9(h) of Part B of Appendix II to the Offer Document. See Instruction 2 of this Letter of Transmittal. HOWEVER, RECEIPT OF A NOTICE OF GUARANTEED DELIVERY WILL NOT BE TREATED AS A VALID ACCEPTANCE FOR THE PURPOSE OF SATISFYING THE ACCEPTANCE CONDITION.

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CHECK BOX ONLY IF JSG ADRs REPRESENTING JSG ADSs IN RESPECT OF WHICH THE OFFER IS BEING ACCEPTED ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE US DEPOSITARY AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Holder(s)

    Date of execution of Notice of Guaranteed Delivery

    Name of Institution that guaranteed delivery

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

            The undersigned hereby instructs the US Depositary to accept the Offer on behalf of the undersigned with respect to the JSG ADSs (which expression in this Letter of Transmittal shall, except where the context otherwise requires, be deemed to include, without limitation, the JSG Shares represented thereby) specified in the box entitled "Description of JSG ADSs Tendered" subject to the terms and Conditions set forth in the Offer Document and this Letter of Transmittal, by informing Purchaser in writing that the Offer has been so accepted. The undersigned hereby acknowledges that delivery of this Letter of Transmittal, JSG ADRs evidencing tendered JSG ADSs and any other required documents to the US Depositary by a holder of JSG ADSs will be deemed (without any further action by the US Depositary) to constitute acceptance of the Offer by such holder in respect of such holder's JSG ADSs, upon the terms and subject to the Conditions set forth in the Offer Document and this Letter of Transmittal.

            The undersigned understands that acceptance of the Offer by the undersigned pursuant to the procedures described herein and in the instructions hereto, subject to the withdrawal rights described in the Offer Document, will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the Conditions set forth in the Offer Document and this Letter of Transmittal. IF ACCEPTANCE HAS BEEN MADE IN RESPECT OF THE JSG ADSs, THEN A SEPARATE ACCEPTANCE IN RESPECT OF THE JSG SHARES REPRESENTED BY SUCH JSG ADS MAY NOT BE MADE.

            The undersigned hereby delivers to the US Depositary the above-described JSG ADSs evidenced by JSG ADRs for which the Offer is being accepted, in accordance with the terms and Conditions of the Offer Document and this Letter of Transmittal, receipt of which is hereby acknowledged.

            Upon the terms of the Offer (including, if the Offer is extended, revised or amended, the terms or conditions of any such extension, revision or amendment), and effective at the time that all Conditions have been satisfied, fulfilled or, where permitted, waived (at which time Purchaser will give notice thereof to the US Depositary), and if he or she has not validly withdrawn his or her acceptance, the undersigned hereby sells, assigns and transfers to or upon the order of Purchaser, all right, title and interest in and to all JSG ADSs evidenced by JSG ADRs with respect to which the Offer is being accepted (and any and all JSG ADSs or other securities or rights issuable in respect of such JSG ADSs) and irrevocably constitutes and appoints the US Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such JSG ADSs (and any such other JSG ADSs, securities or rights), with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver JSG ADRs evidencing such JSG ADSs (and any such other JSG ADSs, securities or rights) together with all accompanying evidences of transfer and authenticity to, or upon the order of, Purchaser or any person designated by Purchaser, (b) present such JSG ADRs evidencing such JSG ADSs (and any such other JSG ADSs, securities or rights) for transfer, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such JSG ADSs (and any such other JSG ADSs, securities or rights), all in accordance with the terms of the Offer.

            The undersigned agrees that its execution hereof (together with any signature guarantees) and its delivery to the US Depositary shall constitute an authority to any director of Purchaser or Deutsche Bank with respect to any revision of the Offer in accordance with the terms set forth under "Revisions of the Offer" in paragraph 5 of Part B of Appendix II to the Offer Document.

            The undersigned agrees that effective from and after the date on which the Offer becomes or is declared unconditional in all respects: (a) Purchaser or its agents shall be entitled to direct the exercise of any votes attaching to the JSG Shares represented by any JSG ADSs in respect of which the Offer has been accepted or is deemed to have been accepted (the "Accepted ADSs") and any other rights and privileges attaching to such JSG Shares, including any right to requisition a general meeting of JSG or of any class of its shareholders, and (b) the execution of this Letter of Transmittal by a holder of JSG ADSs (together with any signature guarantees) and its delivery to the US Depositary shall constitute in respect of the Accepted ADSs: (i) an authority to JSG or its agents from the undersigned to send any notice, circular, warrant, document or other communications that may be required to be sent to him or her as a JSG ADS holder to Purchaser at its registered office; (ii) an authority to Purchaser or its agents to sign any consent to short notice of a general meeting or separate class meeting on behalf of the holder of the Accepted ADSs and/or to execute a form of proxy in respect of the Accepted ADSs appointing any person nominated by Purchaser to attend general meetings and separate class meetings of JSG or its members (or any of them) (or any adjournments thereof) and to exercise the votes attaching to the JSG Shares represented by such Accepted ADSs on his or her behalf, such votes to be cast so far as possible to satisfy any outstanding Condition or otherwise as Purchaser or its agents see fit; (iii) the agreement of the undersigned not to exercise any such rights without the consent of Purchaser and the irrevocable undertaking of the undersigned not to appoint a proxy for or to attend general meetings or separate class meetings of JSG in respect of such Accepted ADSs; (iv) the agreement of the undersigned that such holder irrevocably appoints any person authorised by Purchaser as his or her attorney to take such actions and execute such documents as Purchaser may reasonably deem necessary or desirable to give effect to Purchaser's acceptance of the tender of the undersigned's JSG ADSs for the purposes contemplated by the Offer; and (v) the irrevocable appointment of any director of Purchaser or of Deutsche Bank as the attorney and/or agent of the undersigned, and an irrevocable instruction to the attorney and/or agent to complete and execute all or any form(s) of transfer and/or other document(s) at the discretion of the attorney and/or agent in relation to the Accepted ADSs in favour of Purchaser or such other person or persons as Purchaser or its agents may direct and to deliver such form(s) of transfer and/or other document(s) in the attorney's discretion and/or the certificate(s) and/or other document(s) of title relating to such Accepted ADSs for registration within six months of the Offer becoming unconditional in all respects and to execute all such other documents and to do all such other acts and things as may in the opinion of such attorney be necessary or expedient for the purpose of, or in connection with, the acceptance of the Offer and to vest in Purchaser or its nominees such Accepted ADSs or the JSG Shares represented by such Accepted ADSs.

            The execution of this Letter of Transmittal by a holder of JSG ADSs (together with any signature guarantees) and its delivery to the US Depositary shall constitute in respect of the Accepted ADSs: (i) the irrevocable appointment of the ADS Depositary as the agent of the undersigned and an irrevocable instruction and authority to the ADS Depositary and the ADS Custodian, in all respects in accordance with its terms and the undersigned's tendered JSG ADSs having been accepted for purchase, to execute and deliver to the Irish Receiving Agent a Form of Acceptance (and all or any form(s) of transfer and/or other document(s)) with respect to the JSG Shares represented by such tendering holder's JSG ADSs; and (ii) an irrevocable acknowledgment by the undersigned that (1) payment by Purchaser for the undersigned's JSG ADSs shall constitute payment for the JSG Shares represented by such JSG ADSs and (2) none of the undersigned, the US Depositary, the ADS Depositary, the ADS Custodian or any other person shall be entitled to receive any consideration under the Offer in connection with the execution and delivery of a Form of Acceptance with respect to the JSG Shares represented by such JSG ADSs.

            The undersigned hereby represents and warrants that the undersigned has full power and authority to accept the Offer and to sell, assign and transfer the JSG ADSs (and the right to receive the JSG Shares represented by such JSG ADSs) in respect of which the Offer is being accepted or deemed to be accepted (and any and all other JSG ADSs, securities or rights issued or issuable in respect of such ADSs) and, when the same are purchased by Purchaser, Purchaser will acquire good title thereto, free from all liens, charges, equities, encumbrances, and other interests and together with all rights now or hereinafter attaching thereto, including, without limitation, voting rights and the right to receive all amounts payable to a holder thereof in respect of dividends, interest and other distributions, if any, declared, made or paid with respect to the JSG Shares represented by the JSG ADSs (other than the Spin-Off). The undersigned will, upon request, execute any additional documents reasonably considered by Purchaser or the US Depositary to be necessary or desirable to complete the sale, assignment and transfer of the JSG ADSs in respect of which the Offer is being accepted (and any such other JSG ADSs, securities or rights).

            All authority herein conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by and shall survive the death or incapacity of the undersigned. Except as stated in the Offer Document, this acceptance is irrevocable.

            Unless otherwise indicated herein under "Special Payment Instructions," the undersigned hereby instructs the US Depositary to issue, or cause to be issued, the check for the purchase price in the name(s) of the registered holder(s) appearing under "Description of JSG ADSs Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," the undersigned hereby instructs the US Depositary to mail, or cause to be mailed, the check for the purchase price and/or return, or cause to be returned, any JSG ADRs evidencing JSG ADSs in respect of which the Offer is not being accepted or which are not purchased (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of JSG ADSs Tendered." In the event that the "Special Payment Instructions" and/or the "Special Delivery Instructions" are completed, the undersigned hereby instructs the US Depositary to (i) issue and/or mail, or cause to be issued and/or mailed, the check for the purchase price, if any, in the name of, and/or to the address of, the person or persons so indicated, and/or (ii) return, or cause to be returned, any JSG ADRs evidencing JSG ADSs in respect of which the Offer is not being accepted or which are not purchased, if any, to the person at the address so indicated. The undersigned recognises that the US Depositary will not transfer any JSG ADSs which are not purchased pursuant to the Offer from the name of the registered holder thereof to any other person.

            The undersigned acknowledges that the Purchaser will be delivering euro to the US Depositary for the Accepted ADSs and that the US Depositary will convert said euro into US dollars on the open spot market on or about the date such euro are received by it from the Purchaser. The actual amount of US dollars received will depend upon the relevant exchange rate prevailing on the day funds are converted by the US Depositary. JSG ADS holders should also be aware that the relevant exchange rate which is prevailing at the date on which the undersigned executes this Letter of Transmittal and on the date of dispatch of payment may be different from that prevailing on the day funds are converted by the US Depository.

            If you wish to receive Loan Notes instead of part or all of your cash consideration, please check the box marked "Loan Note Alternative Election." If you check the box, you must indicate the number of JSG ADSs for which you are electing for the Loan Note Alternative. If you do not indicate the number of JSG ADSs for which you are electing for the Loan Note Alternative, or if you insert a number greater than the number of JSG ADSs tendered, you will be deemed to have elected for the Loan Note Alternative for the total number of JSG ADSs tendered. By electing for the Loan Note Alternative, the undersigned hereby represents and warrants that he or she (i) is electing for the Loan Note Alternative from outside Australia, the United States or any other jurisdiction where it would be unlawful to elect the Loan Note Alternative, (ii) is not an agent or fiduciary acting on a non-discretionary basis for a principal, unless such agent is an authorized employee of such principal or such principal has given any instructions with respect to the Loan Note Alternative from outside Australia, the United States or any other jurisdiction where it would be unlawful to elect the Loan Note Alternative, and (iii) is not a "U.S. person" as defined in Regulation S under the Securities Act or electing for the account or benefit of a U.S. person. For purposes of Regulation S, a "U.S. person means: (i) Any natural person resident in the United States; (ii) Any partnership or corporation organized or incorporated under the laws of the United States; (iii) Any estate of which any executor or administrator is a U.S. person; (iv) Any trust of which any trustee is a U.S. person; (v) Any agency or branch of a foreign entity located in the United States; (vi) Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person; (vii) Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and (viii) Any partnership or corporation if: (A) Organized or incorporated under the laws of any foreign jurisdiction; and (B) Formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a)) who are not natural persons, estates or trusts." By electing for the Loan Note Alternative, the undersigned also acknowledges that delivery of the Loan Notes will be made by the registrar therefor and not by or through the US Depositary and that neither the US Depositary, its affiliates nor agents shall be responsible in any way for the delivery of the Loan Notes or any other matter related thereto or arising therefrom.

            Please refer to paragraph 4(e)(i) of Part B of Appendix II to the Offer Document. If you are unable to give the representations and warranties required by that paragraph, you must put "NO" in the box marked "Certain Overseas Holders of JSG Securities." If you do not put "NO" in such box, you will be deemed to have given such representations and warranties.

            SUBJECT TO THE TERMS AND CONDITIONS OF THE OFFER DOCUMENT, THIS LETTER OF TRANSMITTAL SHALL NOT BE CONSIDERED COMPLETE AND VALID, AND PAYMENT OF CONSIDERATION PURSUANT TO THE OFFER SHALL NOT BE MADE, UNTIL JSG ADRs EVIDENCING THE JSG ADSs IN RESPECT OF WHICH THE OFFER IS BEING ACCEPTED AND ALL OTHER REQUIRED DOCUMENTATION HAVE BEEN RECEIVED BY THE US DEPOSITARY AS PROVIDED IN THE OFFER DOCUMENT AND THIS LETTER OF TRANSMITTAL.

☐
CHECK HERE IF ANY JSG ADRs EVIDENCING JSG ADSs THAT YOU OWN HAVE BEEN LOST, STOLEN OR DESTROYED AND SEE INSTRUCTION 12.

Number of JSG ADSs evidenced by the lost, stolen or destroyed JSG ADRs:

SPECIAL PAYMENT Instructions (See Instructions 1, 5, 6 and 7)	SPECIAL DELIVERY Instructions (See Instructions 1, 5, 6 and 7)
☐ Check box ONLY if the check for the purchase price and/or certificates for Loan Notes with respect to JSG ADSs purchased are to be issued in the name of someone other than the undersigned.	☐
Check box ONLY if the check for the purchase price and/or certificates for Loan Notes with respect to JSG ADSs purchased and/or JSG ADSs in respect of which the Offer is not accepted or which are not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown above.
Issue to:	Mail to:

Name:	Name:

(Please Print)	(Please Print)
Address:	Address:

(Include Postal Code)	(Include Postal Code)
(Tax Identification or Social Security No.) (See Substitute Form W-9 included herein)

LOAN NOTE ALTERNATIVE ELECTION
(See Instruction 8)

☐
Check this box ONLY if you wish to receive Loan Notes instead of part or all of your cash consideration. If you do check this box, you must indicate, in the space provided below, the number of JSG ADSs for which you are electing for the Loan Note Alternative. If you do not indicate in the space provided below the number of JSG ADSs for which you are electing for the Loan Note Alternative, or if you insert a number greater than the number of JSG ADSs tendered, you will be deemed to have elected for the Loan Note Alternative for the total number of JSG ADSs tendered.

Number of JSG ADSs for which you are electing for the Loan Note Alternative:

  THE LOAN NOTE ALTERNATIVE IS NOT BEING OFFERED IN, AND IT MAY NOT BE ACCEPTED IN OR FROM AUSTRALIA, THE UNITED STATES OR ANY OTHER JURISDICTION WHERE IT WOULD BE UNLAWFUL TO DO SO.

  CERTAIN OVERSEAS HOLDERS
  OF JSG SECURITIES

☐
Only put "NO" in this box if you are UNABLE to give the representations and warranties set out in paragraph 4(e)(i) of Part B of Appendix II to the Offer Document.

SIGN HERE
AND COMPLETE SUBSTITUTE FORM W-9 INCLUDED HEREIN

AUTHORISED SIGNATURE

AUTHORISED SIGNATURE

(Signature(s) of Owner(s))

Date

(Must be signed by registered holder(s) exactly as name(s) appear(s) on JSG ADR(s) evidencing the JSG ADS(s) or by person(s) to whom JSG ADR(s) surrendered have been assigned and transferred, as evidenced by endorsement, stock powers and other documents transmitted herewith. If signature is by any trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or others acting in a fiduciary or representative capacity, please set forth the following and see Instruction 5.)

Name(s)

(Please Type or Print)

Capacity (full title)

Address

(Include Postal Code)

Telephone Number (including international code)

Tax Identification or Social Security No.

GUARANTEE OF SIGNATURE(S)
(See Instructions 1 and 5)

AUTHORISED SIGNATURE

Name

(Please Type or Print)

Title

Name of Firm

Address

Telephone Number (including international code)

Date

INSTRUCTIONS
Forming Part of the Terms and Conditions of the Offer

            1.    Guarantee of Signatures.    No signature guarantee is required on the Letter of Transmittal if (a) the Letter of Transmittal is signed by the registered holder(s) of the JSG ADSs evidenced by JSG ADRs in respect of which the Offer is being accepted herewith and such holder(s) have not completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal or (b) the Offer is being accepted in respect of such JSG ADSs for the account of an Eligible Institution (as defined below). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) which is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Program or the Stock Exchange Medallion Program (an "Eligible Institution"). See Instruction 5.

            2.    Delivery of Letter of Transmittal and JSG ADRs.    This Letter of Transmittal is to be completed only if JSG ADRs evidencing JSG ADSs are to be forwarded herewith. JSG ADRs evidencing JSG ADSs as well as a properly completed and duly executed Letter of Transmittal, together with any required signature guarantees and any other documents required by this Letter of Transmittal, must be delivered to the US Depositary at its address set forth herein. If JSG ADRs are forwarded to the US Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

            JSG ADS holders whose JSG ADRs are not immediately available or who cannot deliver their JSG ADRs and all other required documents to the US Depositary prior to the expiration of the Subsequent Offer Period may accept the Offer with respect to their JSG ADSs by properly completing and duly executing the Notice of Guaranteed Delivery included herewith pursuant to the guaranteed delivery procedures set out in "Procedures for accepting the Offer in respect of JSG ADSs—Guaranteed delivery" in paragraph 9(h) of Part B of Appendix II to the Offer Document. Pursuant to the guaranteed delivery procedures: (a) acceptance must be made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by Purchaser must be received by the US Depositary prior to the expiration of the Subsequent Offer Period; and (c) JSG ADRs evidencing the JSG ADSs in respect of which the Offer is being accepted together with a properly completed and duly executed Letter of Transmittal with any required signature guarantees and any other documents required by this Letter of Transmittal, are received by the US Depositary within three Business Days after the date of execution of such Notice of Guaranteed Delivery.

            THE METHOD OF DELIVERY OF JSG ADSs EVIDENCED BY JSG ADRs AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE HOLDERS OF JSG ADSs ACCEPTING THE OFFER AND THE DELIVERY WILL BE MADE ONLY WHEN ACTUALLY RECEIVED BY THE US DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

            No alternative, conditional or contingent acceptance will be accepted and no fractional JSG ADSs will be purchased. All accepting JSG ADS holders, by execution of this Letter of Transmittal (or copy hereof), waive any right to receive any notice of the acceptance of their JSG ADSs for payment.

            3.    Inadequate Space.    If the space provided herein is inadequate, the serial numbers of the relevant JSG ADRs and/or the number of JSG ADSs should be listed on a separate schedule attached hereto.

            4.    Partial Acceptances.    If the Offer is to be accepted in respect of less than all of the JSG ADSs evidenced by any JSG ADRs delivered to the US Depositary herewith, fill in the number of JSG ADSs in respect of which the Offer is being accepted in the box entitled "Number of ADSs Tendered."

In such case, and except where special delivery instructions are provided in the box marked "Special Delivery Instructions," a new JSG ADR (or a direct registration statement) evidencing the remainder of the JSG ADSs (in respect of which the Offer is not being accepted) evidenced by the old JSG ADR will be sent to the registered holder as promptly as practicable following the date on which the JSG ADSs in respect of which the Offer has been accepted are purchased.

            The Offer will be deemed to have been accepted in respect of all JSG ADSs evidenced by JSG ADRs delivered to the US Depositary unless otherwise indicated. In the case of partial acceptances, JSG ADRs evidencing JSG ADSs in respect of which the Offer was not accepted will not be reissued to a person other than the registered holder.

            5.    Signatures on Letter of Transmittal, Stock Powers and Endorsements.    If this Letter of Transmittal is signed by the registered holder(s) of the JSG ADSs in respect of which the Offer is being accepted hereby, the signature(s) must correspond with the name(s) as written on the face of the JSG ADRs evidencing such JSG ADSs without any change whatsoever.

            If any of the JSG ADSs in respect of which the Offer is being accepted hereby are owned of record by two or more owners, all such owners must sign this Letter of Transmittal.

            If any of the JSG ADSs in respect of which the Offer is being accepted are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of JSG ADSs.

            If this Letter of Transmittal or any JSG ADRs or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Purchaser of their authority so to act must be submitted.

            When this Letter of Transmittal is signed by the registered holder(s) of the JSG ADSs listed and transmitted hereby, no endorsements of the JSG ADRs evidencing such JSG ADSs or separate stock powers are required unless payment of the purchase price is to be issued to a person other than the registered holder(s). Signatures on such JSG ADRs or stock powers must be guaranteed by an Eligible Institution.

            If this Letter of Transmittal is signed by a person other than the registered holder(s) of the JSG ADSs listed, the JSG ADRs evidencing such JSG ADSs must be endorsed or accompanied by appropriate stock powers signed exactly as the name(s) of the registered holder(s) appear(s) on such JSG ADRs. Signatures on such JSG ADRs or stock powers must be guaranteed by an Eligible Institution.

            6.    Stock Transfer Taxes.    Purchaser will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale to it or its order of JSG ADSs pursuant to the Offer. If, however, payment of the purchase price is to be made to any persons other than the registered holder(s), or if JSG ADSs in respect of which the Offer is being accepted are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person(s)), payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

            Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to JSG ADRs evidencing JSG ADSs listed in this Letter of Transmittal.

            7.    Special Payment and Delivery Instructions.    If the check for the purchase price is to be issued in the name of and/or certificates for Loan Notes are to be sent to a person other than the signatory of this Letter of Transmittal or if the check for the purchase price and/or certificates for Loan Notes are to be sent and/or any JSG ADRs evidencing JSG ADSs in respect of which the Offer is not being accepted or which are not purchased are to be returned to a person other than the person signing this Letter of Transmittal or to an address other than that shown on the reverse, the boxes labelled "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed. No Loan Note Certificates will be posted or sent to addresses in Australia, the United States or any other jurisdiction where it would be unlawful to do so.

            8.    The Loan Note Alternative.    If you wish to receive Loan Notes instead of part or all of your cash consideration, please check the box marked "Loan Note Alternative Election." If you do check the box, you must indicate the number of JSG ADSs for which you are electing for the Loan Note Alternative. If you do not indicate the number of JSG ADSs for which you are electing for the Loan Note Alternative, or if you insert a number greater than the number of JSG ADSs tendered, you will be deemed to have elected for the Loan Note Alternative for the total number of JSG ADSs tendered. The Loan Note Alternative is not being offered in, and it may not be accepted in or from Australia, the United States or any other jurisdiction where it would be unlawful to do so.

            9.    Waiver of Conditions.    Except to the extent provided in the Offer Document, Purchaser reserves the absolute right in its sole discretion to waive any of the Conditions in whole or in part, to the extent permitted by the Rules.

            10.    Substitute Form W-9 and 30% US Backup Withholding.    In order to avoid "backup withholding" of US federal income tax on any cash payment received upon the surrender of JSG ADSs pursuant to the Offer, a JSG ADS holder must, unless an exemption applies, provide the US Depositary with his or her correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 on this Letter of Transmittal and certify, under penalties of perjury, that such number is correct and that he or she is not subject to backup withholding. If a tendering holder of JSG ADSs has been notified by the US Internal Revenue Service that such holder is subject to backup withholding, such holder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such holder has since been notified by the US Internal Revenue Service that such holder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering holder of JSG ADSs to 30% US federal income tax withholding on the payment of the purchase price of all JSG ADSs purchased from such holder. If the tendering holder of JSG ADSs has not been issued a TIN and has applied for one or intends to apply for one in the near future, such holder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the US Depositary is not provided with a TIN within 60 days, the US Depositary will withhold 30% on all payments of the purchase price to such holder until a TIN is provided to the US Depositary. If the correct TIN is not provided, a US$50 penalty may be imposed by the US Internal Revenue Service and cash payments made in exchange for the surrendered JSG ADSs may be subject to backup withholding. If backup withholding applies, the US Depositary is required to withhold 30% of any payment made pursuant to the Offer. In addition, if a holder of JSG ADSs makes a false statement that results in no imposition of backup withholding, and there was no reasonable basis for making such statement, a US$500 penalty may also be imposed by the US Internal Revenue Service.

            Backup withholding is not an additional US federal income tax. Rather, the US federal income tax liability of persons subject to backup withholding will be reduced by the amount of such tax withheld. If backup withholding results in an overpayment of taxes, a refund may be applied for from the US Internal Revenue Service.

            The TIN that is to be provided on the Substitute Form W-9 is that of the registered holder(s) of the JSG ADSs or of the last transferee appearing on the transfers attached to, or endorsed on, the JSG ADRs evidencing the JSG ADSs. The TIN for an individual is his or her US social security number. Each tendering JSG ADS holder generally is required to notify the US Depositary of his or her correct TIN by completing the Substitute Form W-9 contained herein, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN) and that (1) such holder has not been notified by the US Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (2) the US Internal Revenue Service has notified such holder that such holder is no longer subject to backup withholding (see Part III of Substitute Form W-9). Notwithstanding that the "TIN Applied For" box is checked (and the certification is completed), the US Depositary will withhold 30% on any cash payment of the purchase price for the JSG ADSs made prior to the time it is provided with a properly certified TIN.

            Exempt persons (including among others, corporations) are not subject to backup withholding. A non-US individual or non-US entity may qualify as an exempt person by submitting a statement (on Form W-8), signed under penalties of perjury certifying such person's non-US status. Form W-8 can be obtained from the US Depositary. A JSG ADS holder should consult his or her tax advisor as to his or her qualification for an exemption from backup withholding and the procedure for obtaining such exemption.

            If JSG ADRs evidencing JSG ADSs are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

            For additional guidance, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

            11.    Requests for Assistance or Additional Copies.    Questions and requests for assistance or additional copies of the Offer Document, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the US Depositary at the address and telephone number set forth above, to the Information Agent at the addresses and telephone numbers set forth below, or to the Irish Receiving Agent at the address and telephone numbers set forth in the Offer Document.

            12.    Lost, Destroyed or Stolen Certificates.    If any JSG ADR evidencing JSG ADSs has been lost, destroyed or stolen, the holder thereof should promptly notify the US Depositary by checking the box immediately preceding the special payment/special delivery instructions boxes and indicating the number of JSG ADSs evidenced by such lost, destroyed or stolen JSG ADR. You may also contact the US Depositary on +1 888 444 6789 regarding lost JSG ADRs. The holder thereof will then be instructed by the US Depositary as to the steps that must be taken in order to replace such JSG ADR. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen JSG ADRs have been followed.

            13.    Holders of JSG Shares Not Represented by JSG ADSs.    Holders of JSG Shares have been sent a Form of Acceptance with the Offer Document and may not accept the Offer in respect of JSG Shares pursuant to this Letter of Transmittal except insofar as those JSG Shares are represented by JSG ADSs. If any holder of JSG Shares which are not represented by JSG ADSs needs to obtain a copy of a Form of Acceptance, such holder should contact the Irish Receiving Agent at the appropriate address and telephone number set forth in the Offer Document or the Information Agent at the address and telephone number set forth below.

            Important: This Letter of Transmittal (or a copy hereof), properly completed and duly executed (together with any required signature guarantees and JSG ADRs evidencing the JSG ADSs tendered hereby and all other required documents) or a properly completed and duly executed Notice of Guaranteed Delivery must be received by the US Depositary prior to the expiration of the Subsequent Offer Period (as defined in the Offer Document).

PAYER'S NAME: JPMORGAN CHASE BANK, as US Depositary

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service
Part I—Taxpayer Identification Number (TIN)

Please enter your correct number in the appropriate box below. NOTE: If the account is more than one name, see the chart on the enclosed form, Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9, for guidance on which number to enter:
Payer's Request for Taxpayer Identification Number and Certification	Social Security Number	Or	Employer Identification Number
If you do not have a TIN, see the instructions. If you have applied for a TIN or intend to apply for a TIN in the near future, check the box below.
TIN Applied For ☐

Part II—For Payees exempt from backup withholding, see instructions and complete as directed therein.

Part III Certification—Under penalties of perjury, I certify that:
(1)	The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
(2)
I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest and dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
(3)	I am a US person (including a US resident alien), and all other information provided on this form is true, correct and complete.

Certification Instructions. You must cross out Item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax returns. Please indicate the taxpayer's name associated with the TIN if other than the first name appearing in the registration:
(Please Print)
Signature	Date

NOTE:
FAILURE TO COMPLETE THIS FORM MAY RESULT IN A US$50 PENALTY IMPOSED BY THE IRS AND BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
NOTE:	YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART I OF THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number before the time of payment, 30% of all reportable cash payments made to me will be withheld until I provide a taxpayer identification number.

Signature	Date

The Letter of Transmittal and JSG ADRs and any other required documents should be sent or delivered by each holder or such holder's broker, dealer, commercial bank, trust company or other nominee to the US Depositary at its address set forth below.

The US Depositary for the Offer is:
JPMorgan Chase Bank

By Mail:

JPMorgan Chase Bank
c/o EquiServe Corporate Reorganization
P.O. Box 43006
Providence, RI 02940-3006
United States of America

By Overnight Courier:

JPMorgan Chase Bank
c/o EquiServe Corporate Reorganization
40 Campanelli Drive
Braintree, MA 02184
United States of America

By Hand:

JPMorgan Chase Bank
c/o Securities & Transfer Reporting Services
100 William St., Galleria
New York, NY 10038
United States of America

The Information Agent for the Offer is:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022
United States of America

Call Toll Free in the United States and Canada: +1 877 750 5838
Call Toll Free from outside the United States and Canada: +800 4664 400

Banks and Brokers and others Call Collect: +1 212 750 5833